UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

State Street/Ramius Managed Futures Strategy Fund
(Formerly Ramius Trading Strategies Managed Futures Fund)

(Class A: RTSRX)
(Class I: RTSIX)

ANNUAL REPORT
December 31, 2014

State Street/Ramius Managed Futures Strategy Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Financial Highlights	20
Consolidated Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	39
Supplemental Information	40
Expense Example	51

This report and the financial statements contained herein are provided for the general information of the shareholders of the State Street/Ramius Managed Futures Strategy Fund.  It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
www.ramiusmutualfunds.com

State Street/Ramius Managed Futures Strategy Fund

Dear Fellow Shareholder:

We are pleased to provide our annual letter for the State Street/Ramius Managed Futures Strategy Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: January 1, 2014 – December 31, 2014

Global markets experienced minimal growth during the first quarter of 2014 as broader market indices such as the S&P 500, Russell 2000 and Merrill Lynch High Yield II Index were all up between 1 and 3%.

From an economic perspective we think the sluggish first quarter in the US appeared to be driven by both weather and over stocking in the 4th quarter of 2013, which negatively impacted inventory levels. Fundamentals in the US remained stable and consensus pointed to potentially ongoing modest improvement driven by housing, capex, improved employment conditions and fewer headwinds caused by austerity measures.

Market positioning made a major impact on markets during the first quarter with March 19 marking the turning point where market leadership changed and equity oriented momentum styles broke down in a material fashion.  As a result, hedge fund exposures and other unconstrained investors exposed to similar segments of the market reduced exposures across the board. A knock on effect to broader areas of hedge fund ownership took place as selling increased pressure to reduce exposures further.

Chinese economic growth disappointed in the first quarter of 2014, slowing considerably to a pace of less than 6% on tighter policy and weaker demand for exports. Responding to weaker growth, policymakers have shifted into easing mode in recent months.  The improvements in European growth rates appeared to have peaked early on in the quarter and Europe remained exposed to more structural headwinds, low levels of private credit expansion and greater sensitivity to China than the likes of the U.S. Lower levels of inflation introduced the specter of private asset (non-government) QE programs being introduced to counter deflationary pressure and as a result, expectations began to build that the European Central Bank (“ECB”) would be inclined to act more aggressively in the future.

On a broader emerging market (“EM”) perspective, the monetary easing from the ECB and the depressed yield volatility in the US remained supportive of EM assets. Bond yields across the EM universe continued to narrow and despite the broader views of clear differentiation in the fundamental status of EM countries, risk aligned itself on the long side of the trade and has been a noticeable source of profit and loss across multiple strategies.

Overall, global equity markets rose marginally in the second half of 2014, driven by gains in U.S. stocks.  Although the U.S. Federal Reserve ended its asset purchasing program, weak economic indicators in Asia and Europe, along with sharp declines in oil prices, adversely affected global stock markets.

Revenue growth remained key to supporting full valuations across equity markets and growth was tied to economic activity, although the drivers were different for each country.  Emerging market equities fell and generally underperformed developed market equities.

Credit markets dealt with large outflows in high yield bonds despite the market not showing any signs of fundamental credit deterioration.  Positioning around this dynamic is difficult and is likely to be felt across multiple credit ratings. With the dealer community limited in position flexibility, liquidity has been less robust than before and is exacerbating the higher yields, especially as the credit market gets ready to re-learn how to own assets in a post QE world.

In the U.S., the drivers looked to be manufacturing, an improved capex cycle with positive knock on employment and consumption.  In addition to an improved picture of employment and therefore income, the balance sheet of consumers (housing and equities) expanded, resulting in households reversing a multi-year process of deleveraging their own personal balance sheets.  In summary, GDP was likely to move higher toward purchasing manager’s index levels.

The impact of both a stronger USD and lower growth fueled a sell-off in commodities and cyclically sensitive segments of the market including industrials, mining and energy stocks as well as emerging markets and stocks with international revenue exposure.

Over the near term, we believe it is likely that the anticipated normalization of interest rates and reduced QE impact on assets in the US and the UK will most likely push asset price volatility back to more normalized levels.

Performance Discussion: January 1, 2014 – December 31, 2014

The Fund performed well during the year on both a relative and an absolute basis. In addition to outperforming the Managed Futures Morningstar category and its peer Indices, NewEdge CTA Index and Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index, the Fund, in a bull market for equities, outperformed the S&P 500.  The bulk of the outperformance was generated in the fourth quarter when the managed futures space benefitted from two fits of equity market volatility, one in October and one in December.

First Quarter

From January 1, 2014 through March 31, 2014, the Fund’s Class A shares depreciated by -2.66% and Class I shares lost -2.55% on a net asset value basis. The NewEdge CTA Index depreciated by -2.30% during the first quarter while the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index appreciated by 0.01%.

The Fund’s managed futures strategy had a volatile first quarter with months showing mixed performance.  As of quarter-end, the Fund continued to be diversified among the 4 major sectors with a 33% allocation to equities, 38% to fixed income, 17% to currencies and 12% to commodities.

Ramius Trading Strategies LLC (“RTS”), the investment advisor of the Fund, maintained allocations to trading advisors practically unchanged over the course of the quarter.

The Fund started the quarter with a balanced positioning in fixed income and equities, both on the long side partly offsetting risks of both equity and bond sell-off. This positioning was largely maintained throughout the first quarter tilting one way or the other as a function of the perceived market environment.

Currency positions were also significant, but, unfortunately, not profitable. Long Australian Dollar and EM Currency positions were large in the beginning of the quarter and were cut significantly in response to losses. Long Euro position was increased.

Commodities positions were small and mixed in the beginning of the quarter, but became almost uniformly long and significant by the end responding to the rally.

Second Quarter

The Fund’s managed futures strategy had a mostly positive second quarter. From April 1, 2014 through June 30, 2014, the Fund’s Class A shares appreciated by +2.42% and Class I shares gained +2.51% on a net asset value basis. The NewEdge CTA Index appreciated by +3.45% during the second quarter, while the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index appreciated by 0.01%.

As of quarter-end, the Fund continued to be diversified among the 4 major sectors with a 38% allocation to equities, 28% to fixed income, 18% to currencies and 16% to commodities.

RTS maintained allocations to trading advisors practically unchanged over the course of the quarter.

The Fund started the second quarter with a balanced positioning in fixed income and equities, both on the long side partly offsetting risks of both equity and bond sell-off. This positioning was largely maintained throughout the quarter tilting one way or the other as a function of the perceived market environment. It was also profitable in both equities and fixed income.

Commodities positions were mostly on the long side with the exception of precious metals. Long positions in crude oil and its products were by far the most significant. Overall, contribution to the quarter performance from commodities was moderately negative.

Currency positions were also significant, mixed with respect to the US dollar, and, unfortunately, not profitable.

Third Quarter

The Fund’s managed futures strategy had a positive third quarter. From July 1, 2014 through September 30, 2014, the Fund’s Class A shares gained +5.24% and Class I shares gained +5.31% on a net asset value basis. The NewEdge CTA Index appreciated by +4.78% during the third quarter, while the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index appreciated by 0.01%.

In September the Fund changed its name from the Ramius Trading Strategies Managed Futures Fund.  William Marr and Alexander Rudin, portfolio managers of the Fund since its inception, became employees of SSgA Funds Management, Inc. (“SSga FM”), which was appointed as sub-advisor with respect to management of the Fund’s overall investment program, including management of the Fund’s wholly-owned subsidiary and determination of the portion of the assets to be allocated to the subsidiary.  Mr. Marr and Mr. Rudin continue to be portfolio managers of the Fund.  SSgA FM also replaced Horizon Cash Management as sub-advisor with respect to the management of the Fixed Income strategy portfolio of the Fund and Thomas Connelly became a portfolio manager of the Fund with respect to the Fund’s fixed income strategy portfolio.

As of September 30th, 2014 the Fund had 33% exposure to equities, 27% to fixed income, 17% to currencies, 11% to metals, 5% to energy and 7% to agricultural commodities.  The Fund employed five trading advisors allocating a trading level (which includes notional) equivalent to 12% to 29% of assets to each.  The Fund’s fixed income exposure was its largest contributor to performance during the quarter, followed by precious metals and agricultural commodities.

Fourth Quarter

The Fund’s managed futures strategy had a strong fourth quarter.  From October 1, 2014 through December 31, 2014, the Fund’s Class A shared returned 9.04% and Class I shares returned 9.05% on a net asset value basis, while the NewEdge CTA Index and Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index returned 8.99% and 0.00%, respectively.  Energy futures were the largest contributors to the Fund’s returns, adding 5.60% of performance as the oil price declines we had seen all year accelerated.  Though the Fund was long oil in the third quarter, our trading advisors were able to reverse position to capitalize on the price declines.

The next strongest performance contributor came from our bond futures portfolio, which added 4.80% to the Fund’s performance, followed by the currency futures portfolio which added 3.70%.

The quarter was punctuated by two sharp dislocations in the equities markets.  The first, in October, became known as "Arbegeddon," as stocks traded lower in the wake of the break-up of the AbbVie/Shire Pharmaceuticals merger.  In December, stocks were slammed again by a round of end of year sales.

The significant performance detractor during the quarter was equities futures, which cost the Fund 2.00% of performance. That loss was overwhelmed by the performance of the Fund's other asset classes which typically had low to no correlation with equities.

Ramius Trading Strategies LLC

IMPORTANT INFORMATION

The views in this letter were as of January 2015 and may not necessarily reflect the views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Statements concerning financial trends or portfolio strategies are based on current market conditions, which will fluctuate.  Investment outlook, and all current and future portfolio holdings, are subject to change without notice.

Investing in the State Street/Ramius Managed Futures Strategy Fund involves risks, including the possible loss of principal. Other risks include, but are not limited to the following, and are detailed in the Fund’s prospectus: The Fund intends to achieve exposure to the commodity and financial futures markets primarily by investing in the Subsidiary, which, in turn, will invest in the Trading Entities. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Income derived from direct investments in commodities is not qualifying income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling and private letter rulings. However, these rulings apply only to the taxpayers that requested them and may not be used or cited as precedent. The Fund has not received and does not intend to seek such a ruling from the IRS. Rather, the Fund intends to take the position that income from the Fund’s investment in commodity index-linked notes and in the Subsidiary will constitute qualifying income for these purposes, but this tax treatment is not entirely clear. Moreover, the tax treatment of the Fund’s investment in commodity index-linked notes or of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS. If income derived by the Fund does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if distributed to shareholders. Distributions out of earnings and profits would be taxed to shareholders as dividend income. The Advisor may also consider potentially liquidating the Fund.

The investment processes used could fail to achieve the Fund's investment objective and cause your investment to lose value or cause you to lose all of your investment. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives including futures and forward contracts, and ETFs may reduce returns and/or increase volatility. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures. Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid ordinary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts. Over-the-counter transactions are subject to little, if any, regulation and may be subject to the risk of counterparty default. A portion of the Fund's assets may be used to trade OTC commodity interest contracts, such as forward contracts and other commodities or spot contracts. Trading Advisors may trade on markets or exchanges outside the United States, such positions may represent a substantial portion of the Fund’s assets.

Short sales are speculative transactions and involve special risks, including that the Fund's losses are potentially unlimited. The Fund is non-diversified, meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for many reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

The Newedge CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad U.S. economy through changes in the aggregate market value of stocks representing all major industries. One cannot invest directly in an Index.

Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Neither Ramius Trading Strategies LLC nor any of its affiliates or representatives makes any representation of warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to the recipient.

No part of this report may be reproduced in any form, or referred to in any other publication, without express written permission.

© 2015, Ramius Trading Strategies LLC

State Street/Ramius Managed Futures Strategy Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with a similar investment in the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Newedge CTA Index.  Results include the reinvestment of all dividends and capital gains.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.  The Newedge CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2014	1 Year	3 Years	Since Inception (09/13/11)
Before deducting maximum sales charge
Class A¹	14.41%	4.88%	3.40%
Class I²	14.72%	5.15%	3.65%
After deducting maximum sales charge
Class A¹	8.09%	2.93%	1.65%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.07%	0.07%
Newedge CTA Index	15.41%	4.13%	2.79%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.   Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.   The most recent month end performance may be obtained by calling (877) 6RAMIUS.

Gross and Net Expense Ratios for Class A shares were 4.61% and 4.13% respectively, and for the  Class I shares were 4.36% and 3.88% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2016.  In the absence of such waivers, the Fund’s returns would have been lower.

State Street/Ramius Managed Futures Strategy Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited) - Continued

¹	Maximum sales charge for Class A shares is 5.50%. No initial sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.   The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2014

Principal Amount		Value

	CERTIFICATE OF DEPOSITS – 5.4%
$4,000,000	Credit Suisse Group 0.510%, 1/9/2015	$4,000,052
4,000,000	Lloyds Bank PLC 0.500%, 1/5/2015	4,000,169
	TOTAL CERTIFICATE OF DEPOSITS (Cost $8,000,221)	8,000,221

	COMMERCIAL PAPER – 32.3%
4,000,000	Canadian Pacific 0.446%, 2/5/2015	3,998,289
3,300,000	Coca-Cola 0.203%, 4/2/2015	3,298,812
2,650,000	Equiifax, Inc. 0.355%, 1/6/2015	2,649,871
	General Mills, Inc.
2,500,000	0.355%, 1/22/2015	2,499,490
2,500,000	0.457%, 2/9/2015	2,498,781
4,000,000	Hyundai Capiital 0.345%, 1/7/2015	3,999,773
	Nationwide Building Society
2,000,000	0.183%, 2/13/2015	1,999,570
2,000,000	0.193%, 2/20/2015	1,999,472
1,100,000	Nissan Motor Corp. 0.355%, 1/15/2015	1,099,850
4,000,000	Nordea Bank 0.203%, 2/24/2015	3,998,800
3,000,000	Pentair PLC 0.385%, 1/12/2015	2,999,652
5,000,000	PPG Industries, Inc. 0.406%, 1/7/2015	4,999,667
2,000,000	Proctor and Gamble 0.112%, 1/7/2015	1,999,963
	Skandinav Enskilda Bank
1,000,000	0.183%, 2/3/2015	999,835
1,200,000	0.233%, 2/19/2015	1,199,624
4,000,000	Sumitomo Mitsui Banking 0.203%, 1/2/2015	3,999,978
3,500,000	Swedbank 0.213%, 3/27/2015	3,498,135
	TOTAL COMMERCIAL PAPER (Cost $47,739,212)	47,739,562

	CORPORATE BONDS – 20.7%
2,200,000	BP Capital Markets PLC 0.700%, 11/6/2015[1]	2,200,979

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
3,000,000	Fifth Third Bank 0.742%, 11/18/2016[2,3]	$3,007,746
5,000,000	NBCUniversal Enterprise, Inc. 0.768%, 4/15/2016[3,4]	5,010,615
4,000,000	Rio Tinto Finance U.S. PLC 0.795%, 6/19/2015[1,3]	4,004,212
2,500,000	Royal Bank of Canada 0.625%, 12/4/2015[1]	2,499,958
2,000,000	Skandinav Enskilda Bank 0.250%, 2/17/2015	2,000,182
3,663,000	Toyota Motor Credit Corp. 0.750%, 3/3/2017[2,3]	3,649,520
4,000,000	Volkswagen Group of America Finance LLC 0.453%, 5/23/2016[3,4]	3,997,332
4,293,000	Wachovia Corp. 0.573%, 10/28/2015[3]	4,293,236
	TOTAL CORPORATE BONDS (Cost $30,670,473)	30,663,780

	U.S. GOVERNMENT AND AGENCIES – 17.9%
3,400,000	Federal Home Loan Banks 0.375%, 8/28/2015	3,403,284
3,137,000	Federal Home Loan Mortgage Corp. 0.500%, 9/25/2015[2]	3,143,221
2,500,000	Federal National Mortgage Association 0.375%, 12/21/2015	2,500,945
5,500,000	Freddie Mac Discount Note 0.081%, 3/17/2015	5,499,775
5,000,000	United States Treasury Bill 0.000%, 1/8/2015	5,000,000
	United States Treasury Note
2,800,000	0.375%, 4/15/2015	2,802,405
4,050,000	0.375%, 3/31/2016	4,049,684
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $26,405,250)	26,399,314

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	CME Euro Futures
58	Exercise Price: $1.26, Expiration Date: January 10, 2015	1,087
		1,087
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $28,391)	1,087

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 1.8%
2,607,562	Fidelity Institutional Money Market Portfolio, 0.067%	$2,607,562
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,607,562)	2,607,562

	TOTAL INVESTMENTS – 78.1% (Cost $115,451,109)	115,411,526
	Other Assets in Excess of Liabilities[5] – 21.9%	32,447,199

	TOTAL NET ASSETS – 100.0%	$147,858,725

LLC – Limited Liability Company
PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	Callable.
[3]	Variable, floating or step rate security.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[5]	Includes appreciation (depreciation) on forward contracts, futures contracts and written options contracts.

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Bond Futures
CBOT 2-Year U.S. Treasury Note	March 2015	24	$5,253,469	$5,246,250	$(7,219)
CBOT 5-Year U.S. Treasury Note	March 2015	92	10,959,554	10,941,531	(18,023)
CBOT 10-Year U.S. Treasury Note	March 2015	683	86,420,844	86,602,266	181,422
CBOT U.S. Long Bond	March 2015	117	16,841,562	16,913,812	72,250
CBOT U.S. Ultra Bond	March 2015	21	3,391,329	3,468,938	77,609
Eurex 2-Year Euro SCHATZ	March 2015	39	5,235,507	5,241,362	5,855
Eurex 5-Year Euro BOBL	March 2015	52	8,146,128	8,195,693	49,565
Eurex 10-Year Euro BUND	March 2015	65	12,066,381	12,256,896	190,515
Eurex 30-Year Euro BUXL	March 2015	15	2,701,234	2,812,364	111,130
Eurex Euro-BTP Italian Bond Index	March 2015	10	1,347,023	1,347,326	303
Eurex French Government Bond	March 2015	23	4,045,585	4,096,371	50,786
Eurex Short Term Euro-BTP Italian Bond Index	March 2015	21	3,407,258	3,444,955	37,697
LIFFE Long Gilt Government Bond	March 2015	427	78,091,295	79,512,868	1,421,573
MSE 10-Year Canadian Bond	March 2015	52	6,129,529	6,199,363	69,834
OSE 10-Year Japanese Treasury Bond	March 2015	8	9,835,228	9,879,011	43,783
PMI 10-Year Swedish Government Bond	March 2015	97	18,134,464	18,381,039	246,575
SFE 3-Year Australian Bond	March 2015	173	15,667,911	15,723,415	55,504
SFE 10-Year Australian Bond	March 2015	42	4,323,925	4,395,697	71,772
SGX 10-Year Mini Japanese Government Bond	March 2015	25	3,069,443	3,088,235	18,792
Commodity Futures
CBOT Corn	March 2015	71	1,441,288	1,409,350	(31,938)
CBOT Corn	May 2015	7	143,377	142,013	(1,364)
CBOT Soybean	March 2015	19	989,125	972,325	(16,800)
CBOT Soybean	May 2015	4	208,862	206,100	(2,762)
CBOT Soybean	July 2015	1	53,175	51,850	(1,325)
CBOT Soybean	November 2015	1	50,912	50,275	(637)
CBOT Soybean Meal	March 2015	24	854,740	834,240	(20,500)
CBOT Soybean Meal	May 2015	6	207,050	204,540	(2,510)
CBOT Wheat	March 2015	20	618,627	589,750	(28,877)
CBOT Wheat	May 2015	1	29,237	29,725	488
CME Live Cattle	February 2015	23	1,530,308	1,504,660	(25,648)
CME Live Cattle	April 2015	2	134,710	129,920	(4,790)
CME Cattle Feeder	March 2015	1	108,737	108,662	(75)
CMX Copper	March 2015	9	674,250	635,737	(38,513)
EOP Mill Wheat	March 2015	1	12,097	12,173	76
LIFFE Cocoa	March 2015	22	671,350	678,610	7,260
LIFFE Cocoa	May 2015	2	59,449	60,851	1,402
LME Primary Aluminum	January 2015	8	410,276	366,750	(43,526)
LME Primary Aluminum	March 2015	14	680,932	647,063	(33,869)
LME Zinc	January 2015	2	113,984	108,400	(5,584)
LME Zinc	March 2015	23	1,261,840	1,251,488	(10,352)
NYBOT Cocoa	March 2015	27	781,189	785,700	4,511
NYMEX Natural Gas	February 2015	10	391,740	288,900	(102,840)
NYMEX Natural Gas	March 2015	6	226,630	173,760	(52,870)
NYMEX Natural Gas	April 2015	3	104,710	86,430	(18,280)
NYMEX Natural Gas	May 2015	1	30,910	29,040	(1,870)
NYMEX NY Harbor ULSD	January 2015	9	725,979	693,101	(32,878)
NYMEX Palladium	March 2015	10	799,560	798,400	(1,160)
NYMEX RBOB Gasoline	March 2015	1	62,941	63,172	231
NYMEX WTI Crude	February 2015	2	110,580	106,540	(4,040)
NYMEX WTI Crude	March 2015	1	54,020	53,700	(320)
Currency Futures
CME Australian Dollar	March 2015	30	2,445,020	2,436,600	(8,420)
CME British Pound	March 2015	43	4,190,668	4,184,437	(6,231)
CME Canadian Dollar	March 2015	17	1,472,107	1,461,490	(10,617)
CME Euro	March 2015	32	4,980,019	4,842,800	(137,219)
CME Japanese Yen	March 2015	57	5,988,201	5,948,663	(39,538)
CME New Zealand Dollar	March 2015	312	23,786,885	24,155,040	368,155
CME Norwegian Krone	March 2015	10	2,781,600	2,664,000	(117,600)
CME Swiss Franc	March 2015	40	5,152,087	5,037,000	(115,087)
FNX United States Dollar	March 2015	2	177,479	181,294	3,815
Index Futures
CBOE Volatility Index	February 2015	104	2,016,300	1,895,400	(120,900)
CBOT E-Mini DJIA Index	March 2015	27	2,355,235	2,396,520	41,285
CME E-Mini NASDAQ 100 Index	March 2015	81	6,846,597	6,857,055	10,458
CME E-Mini S&P 500® Index	March 2015	223	22,622,263	22,885,375	263,112
CME E-Mini S&P MidCap 400 Index	March 2015	7	989,645	1,014,020	24,375
CME Nikkei 225 Index	March 2015	3	271,175	261,000	(10,175)
EOE Amsterdam Index	January 2015	44	4,240,237	4,524,558	284,321
EOP CAC 40 Index	January 2015	77	3,739,330	3,984,140	244,810

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Long Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Index Futures (Continued)
Eurex DAX Index	March 2015	16	$4,654,035	$4,763,368	$109,333
Eurex Euro STOXX 50 Index	March 2015	102	3,822,605	3,866,030	43,425
Eurex VSTOXX Mini Index	January 2015	4	10,821	12,049	1,228
HKG Hang Seng China Enterprises Index	January 2015	22	1,670,600	1,700,502	29,902
HKG Hang Seng Index	January 2015	4	609,100	609,880	780
LIFFE FTSE 100 Index	March 2015	11	1,105,779	1,117,736	11,957
MIL FTSE per MIB Index	March 2015	35	3,913,985	4,037,110	123,125
MSE S&P per TSX 60 Index	March 2015	20	2,796,083	2,931,750	135,667
NYF Russell 2000 Mini Index	March 2015	13	1,563,280	1,560,910	(2,370)
OSE Nikkei 225 Index	March 2015	32	4,770,546	4,665,775	(104,771)
OSE TOPIX Index	March 2015	16	1,899,332	1,881,685	(17,647)
SFE SPI 200 Index	March 2015	12	1,278,136	1,318,932	40,796
SGX FTSE China A50 Index	January 2015	8	85,403	93,200	7,797
SGX MSCI Singapore Index	January 2015	8	455,889	460,452	4,563
SGX MSCI Taiwan Index	January 2015	47	1,600,000	1,612,570	12,570
SGX Nikkei 225 Index	March 2015	13	949,055	943,934	(5,121)
SGX S&P CNX Nifty Index	January 2015	60	1,001,552	1,003,080	1,528
SSE OMXS30 Index	January 2015	295	5,358,526	5,543,059	184,533
Interest Rate Futures
CME 3-Month Eurodollar	March 2015	9	2,243,388	2,243,588	200
CME 3-Month Eurodollar	June 2015	9	2,240,062	2,240,212	150
CME 3-Month Eurodollar	September 2015	62	15,407,862	15,399,250	(8,612)
CME 3-Month Eurodollar	December 2015	51	12,646,750	12,633,338	(13,412)
CME 3-Month Eurodollar	March 2016	39	9,649,737	9,634,950	(14,787)
CME 3-Month Eurodollar	June 2016	42	10,368,275	10,349,850	(18,425)
CME 3-Month Eurodollar	September 2016	53	13,045,212	13,029,387	(15,825)
CME 3-Month Eurodollar	December 2016	41	10,072,325	10,058,325	(14,000)
CME 3-Month Eurodollar	March 2017	30	7,352,325	7,347,750	(4,575)
CME 3-Month Eurodollar	June 2017	28	6,850,338	6,847,400	(2,938)
CME 3-Month Eurodollar	September 2017	21	5,128,326	5,129,513	1,187
CME 3-Month Eurodollar	December 2017	18	4,387,462	4,392,000	4,538
CME 3-Month Eurodollar	March 2018	2	487,463	487,625	162
LIFFE 3-Month Euro Euribor	June 2015	2	604,434	604,555	121
LIFFE 3-Month Euro Euribor	September 2015	8	2,416,782	2,418,340	1,558
LIFFE 3-Month Euro Euribor	December 2015	16	4,829,134	4,836,438	7,304
LIFFE 3-Month Euro Euribor	March 2016	22	6,634,815	6,649,438	14,623
LIFFE 3-Month Euro Euribor	June 2016	27	8,137,249	8,159,448	22,199
LIFFE 3-Month Euro Euribor	September 2016	33	9,943,700	9,970,164	26,464
LIFFE 3-Month Euro Euribor	December 2016	39	11,750,574	11,779,972	29,398
LIFFE 3-Month Euro Euribor	March 2017	44	13,265,712	13,287,564	21,852
LIFFE 3-Month Euro Euribor	June 2017	38	11,457,401	11,472,175	14,774
LIFFE 3-Month Euro Euribor	September 2017	17	5,125,907	5,130,746	4,839
LIFFE 3-Month Euro Euribor	December 2017	2	602,998	603,406	408
LIFFE 3-Month Euro Euroswiss	June 2015	1	252,136	252,061	(75)
LIFFE 90-Day Sterling	March 2015	9	1,741,646	1,742,094	448
LIFFE 90-Day Sterling	June 2015	69	13,327,213	13,350,678	23,465
LIFFE 90-Day Sterling	September 2015	159	30,706,010	30,739,835	33,825
LIFFE 90-Day Sterling	December 2015	78	15,033,689	15,064,730	31,041
LIFFE 90-Day Sterling	March 2016	60	11,541,634	11,573,064	31,430
LIFFE 90-Day Sterling	June 2016	55	10,556,824	10,594,719	37,895
LIFFE 90-Day Sterling	September 2016	53	10,163,888	10,196,039	32,151
LIFFE 90-Day Sterling	December 2016	44	8,428,182	8,454,354	26,172
LIFFE 90-Day Sterling	March 2017	39	7,466,175	7,485,278	19,103
LIFFE 90-Day Sterling	June 2017	34	6,513,690	6,519,006	5,316
LIFFE 90-Day Sterling	September 2017	5	956,165	957,801	1,636
LIFFE 90-Day Sterling	December 2017	1	191,307	191,385	78
MSE 3-Month Canadian Bankers' Acceptance	March 2015	3	637,071	637,006	(65)
MSE 3-Month Canadian Bankers' Acceptance	December 2015	1	212,195	212,109	(86)
MSE 3-Month Canadian Bankers' Acceptance	March 2016	2	423,896	423,918	22
SFE 3-Month New Zealand Bankers' Acceptance	March 2015	2	1,545,253	1,545,272	19
SFE 3-Month New Zealand Bankers' Acceptance	June 2015	4	3,090,091	3,090,393	302
SFE 90-Day Australian Bank Accepted Bill	June 2015	28	22,732,456	22,732,695	239
SFE 90-Day Australian Bank Accepted Bill	September 2015	40	32,473,231	32,480,055	6,824
SFE 90-Day Australian Bank Accepted Bill	December 2015	27	21,913,514	21,925,650	12,136
SFE 90-Day Australian Bank Accepted Bill	March 2016	12	9,738,426	9,744,733	6,307
SFE 90-Day Australian Bank Accepted Bill	June 2016	3	2,435,507	2,436,124	617
SFE 90-Day Australian Bank Accepted Bill	September 2016	5	4,058,853	4,060,007	1,154
TFX 3-Month Euroyen	June 2015	3	625,711	625,700	(11)
TFX 3-Month Euroyen	September 2015	9	1,877,172	1,877,287	115

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Long Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Interest Rate Futures (Continued)
TFX 3-Month Euroyen	December 2015	14	$2,919,483	$2,920,371	$888
TFX 3-Month Euroyen	March 2016	14	2,920,277	2,920,371	94
			839,339,755	843,130,200	3,790,445

Short Contracts
Bond Futures
CBOT 5-Year U.S. Treasury Note	March 2015	(30)	(3,561,766)	(3,567,891)	(6,125)
Eurex 5-Year Euro BOBL	March 2015	(17)	(2,676,566)	(2,679,361)	(2,795)
Eurex 10-Year Euro BUND	March 2015	(165)	(30,755,413)	(31,113,659)	(358,246)
MSE 10-Year Canadian Bond	March 2015	(489)	(57,469,232)	(58,297,857)	(828,625)
OSE 10-Year Japanese Treasury Bond	March 2015	(19)	(23,383,857)	(23,462,650)	(78,793)
SFE 10-Year Australian Bond	March 2015	(299)	(30,942,216)	(31,293,171)	(350,955)
Commodity Futures
CBOT Corn	March 2015	(65)	(1,256,431)	(1,290,250)	(33,819)
CBOT Corn	May 2015	(1)	(19,513)	(20,288)	(775)
CBOT Corn	July 2015	(2)	(40,137)	(41,250)	(1,113)
CBOT Corn	September 2015	(4)	(79,688)	(83,050)	(3,362)
CBOT Corn	December 2015	(4)	(83,687)	(84,200)	(513)
CBOT Rough Rice	March 2015	(3)	(74,610)	(70,500)	4,110
CBOT Soybean	March 2015	(5)	(258,538)	(255,875)	2,663
CBOT Soybean Oil	March 2015	(43)	(831,708)	(829,212)	2,496
CBOT Soybean Oil	May 2015	(2)	(39,774)	(38,820)	954
CBOT Wheat	September 2015	(4)	(108,850)	(120,950)	(12,100)
CBOT Wheat	December 2015	(5)	(154,612)	(153,687)	925
CME Lean Hogs	February 2015	(25)	(856,989)	(812,000)	44,989
CME Lean Hogs	April 2015	(3)	(107,640)	(99,930)	7,710
CME Live Cattle	February 2015	(3)	(197,990)	(196,260)	1,730
CME Lumber	March 2015	(1)	(36,619)	(36,102)	517
CMX Copper	March 2015	(41)	(3,006,649)	(2,896,137)	110,512
CMX Gold	February 2015	(70)	(8,357,060)	(8,288,700)	68,360
CMX Silver	March 2015	(19)	(1,540,515)	(1,481,905)	58,610
EOP Mill Wheat	March 2015	(2)	(22,820)	(24,347)	(1,527)
EOP Rapeseed	May 2015	(1)	(20,687)	(21,080)	(393)
ICE Brent Crude Oil	January 2015	(35)	(2,165,733)	(2,006,550)	159,183
ICE Brent Crude Oil	February 2015	(15)	(950,520)	(873,150)	77,370
ICE Brent Crude Oil	March 2015	(1)	(62,200)	(59,190)	3,010
ICE Gasoil	January 2015	(4)	(250,825)	(204,900)	45,925
ICE Gasoil	February 2015	(30)	(1,697,500)	(1,563,750)	133,750
ICE Gasoil	March 2015	(3)	(166,925)	(157,575)	9,350
KCBT Hard Red Winter Wheat	March 2015	(7)	(217,012)	(219,275)	(2,263)
LIFFE Robusta Coffee	March 2015	(1)	(18,810)	(19,160)	(350)
LIFFE White Sugar	February 2015	(5)	(104,660)	(97,800)	6,860
LIFFE White Sugar	April 2015	(1)	(21,170)	(20,020)	1,150
LME Copper	January 2015	(3)	(505,296)	(476,175)	29,121
LME Copper	March 2015	(8)	(1,277,465)	(1,261,600)	15,865
LME Lead	January 2015	(1)	(50,650)	(46,275)	4,375
LME Lead	March 2015	(16)	(784,969)	(743,200)	41,769
LME Primary Aluminum	March 2015	(14)	(688,888)	(647,063)	41,825
LME Tin	January 2015	(1)	(98,233)	(97,240)	993
LME Tin	March 2015	(1)	(101,000)	(97,100)	3,900
LME Zinc	March 2015	(1)	(55,293)	(54,412)	881
MDE Crude Palm Oil	March 2015	(4)	(60,991)	(64,658)	(3,667)
MGE Red Wheat	March 2015	(4)	(116,588)	(124,400)	(7,812)
NYBOT Coffee 'C'	March 2015	(6)	(394,050)	(374,850)	19,200
NYBOT Cotton #2	March 2015	(58)	(1,758,730)	(1,747,830)	10,900
NYBOT Cotton #2	May 2015	(1)	(30,090)	(30,535)	(445)
NYBOT FCOJ-A	March 2015	(3)	(65,535)	(62,910)	2,625
NYBOT Sugar #11	March 2015	(237)	(4,181,240)	(3,854,189)	327,051
NYBOT Sugar #11	May 2015	(9)	(165,044)	(150,394)	14,650
NYMEX NY Harbor ULSD	February 2015	(24)	(1,985,521)	(1,848,269)	137,252
NYMEX NY Harbor ULSD	March 2015	(2)	(163,502)	(152,645)	10,857
NYMEX NY Harbor ULSD	April 2015	(1)	(91,766)	(75,722)	16,044
NYMEX NY Harbor ULSD	May 2015	(2)	(178,882)	(151,494)	27,388
NYMEX NY Harbor ULSD	June 2015	(2)	(154,888)	(152,410)	2,478
NYMEX Natural Gas	February 2015	(29)	(1,015,670)	(837,810)	177,860
NYMEX Natural Gas	March 2015	(36)	(1,194,751)	(1,042,560)	152,191
NYMEX Natural Gas	June 2015	(1)	(31,370)	(29,530)	1,840
NYMEX Platinum	April 2015	(16)	(962,480)	(967,600)	(5,120)
NYMEX RBOB Gasoline	February 2015	(24)	(1,625,698)	(1,483,877)	141,821
NYMEX RBOB Gasoline	March 2015	(2)	(128,965)	(126,344)	2,621

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Short Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Commodity Futures (Continued)
NYMEX RBOB Gasoline	April 2015	(1)	(87,083)	(72,412)	14,671
NYMEX RBOB Gasoline	May 2015	(2)	(170,792)	(146,336)	24,456
NYMEX RBOB Gasoline	June 2015	(1)	(75,188)	(73,235)	1,953
NYMEX WTI Crude Oil	February 2015	(20)	(1,149,480)	(1,065,400)	84,080
NYMEX WTI Crude Oil	March 2015	(15)	(839,480)	(805,500)	33,980
NYMEX WTI Crude Oil	April 2015	(2)	(109,820)	(108,520)	1,300
NYMEX WTI Crude Oil	May 2015	(3)	(177,370)	(164,880)	12,490
NYMEX WTI Crude Oil	June 2015	(1)	(57,740)	(55,650)	2,090
WCE Canola	March 2015	(10)	(73,043)	(75,704)	(2,661)
Currency Futures
CME Australian Dollar	March 2015	(154)	(12,627,568)	(12,507,880)	119,688
CME British Pound	March 2015	(306)	(29,965,081)	(29,777,625)	187,456
CME Canadian Dollar	March 2015	(127)	(11,000,585)	(10,918,190)	82,395
CME Euro	March 2015	(307)	(47,368,850)	(46,460,613)	908,237
CME Japanese Yen	March 2015	(191)	(20,015,324)	(19,933,237)	82,087
CME Mexican Peso	March 2015	(56)	(1,920,905)	(1,890,000)	30,905
CME New Zealand Dollar	March 2015	(1)	(76,165)	(77,420)	(1,255)
CME South African Rand	March 2015	(6)	(257,775)	(256,500)	1,275
CME Swedish Krona	March 2015	(45)	(11,960,550)	(11,540,700)	419,850
CME Swiss Franc	March 2015	(55)	(7,029,438)	(6,925,875)	103,563
Index Futures
CBOE Volatility Index	January 2015	(107)	(2,044,430)	(1,928,675)	115,755
CBOE Volatility Index	February 2015	(1)	(16,700)	(18,225)	(1,525)
CME S&P 500® Index	March 2015	(6)	(3,042,513)	(3,078,600)	(36,087)
HKG Hang Seng China Enterprises Index	January 2015	(5)	(380,772)	(386,478)	(5,706)
HKG Hang Seng Index	January 2015	(15)	(2,265,896)	(2,287,049)	(21,153)
LIFFE FTSE 100 Index	March 2015	(15)	(1,460,547)	(1,524,186)	(63,639)
MDE FTSE Bursa Malaysia KLCI Index	January 2015	(2)	(49,093)	(49,963)	(870)
MIL FTSE per MIB Index	March 2015	(1)	(114,475)	(115,346)	(871)
MSE S&P per TSX 60 Index	March 2015	(2)	(282,783)	(293,175)	(10,392)
NYF ICE EAFE Mini Index	March 2015	(3)	(258,270)	(263,685)	(5,415)
NYF ICE Emerging Markets Mini Index	March 2015	(11)	(505,670)	(526,735)	(21,065)
NYF Russell 2000 Mini Index	March 2015	(4)	(459,445)	(480,280)	(20,835)
OSE TOPIX Index	March 2015	(23)	(2,752,665)	(2,704,921)	47,744
SAFEX FTSE per JSE Top 40 Index	March 2015	(6)	(222,378)	(229,597)	(7,219)
SFE SPI 200 Index	March 2015	(8)	(847,619)	(879,288)	(31,669)
Interest Rate Futures
CME 3-Month Eurodollar	March 2016	(3)	(741,075)	(741,150)	(75)
CME 3-Month Eurodollar	June 2016	(5)	(1,232,425)	(1,232,125)	300
CME 3-Month Eurodollar	September 2016	(7)	(1,721,088)	(1,720,863)	225
CME 3-Month Eurodollar	December 2016	(7)	(1,717,288)	(1,717,275)	13
CME 3-Month Eurodollar	March 2017	(6)	(1,469,313)	(1,469,550)	(237)
CME 3-Month Eurodollar	June 2017	(5)	(1,222,450)	(1,222,750)	(300)
LIFFE 3-Month Euro Euribor	March 2015	(5)	(1,510,843)	(1,511,085)	(242)
LIFFE 3-Month Euro Euribor	December 2015	(3)	(906,560)	(906,832)	(272)
LIFFE 3-Month Euro Euribor	March 2016	(4)	(1,208,430)	(1,208,989)	(559)
LIFFE 3-Month Euro Euribor	June 2016	(8)	(2,416,404)	(2,417,614)	(1,210)
LIFFE 3-Month Euro Euribor	September 2016	(8)	(2,415,875)	(2,417,009)	(1,134)
LIFFE 3-Month Euro Euribor	December 2016	(2)	(604,010)	(604,101)	(91)
LIFFE 90-Day Sterling	June 2015	(4)	(773,777)	(773,952)	(175)
MSE 3-Month Canadian Bankers' Acceptance	March 2015	(2)	(424,746)	(424,671)	75
MSE 3-Month Canadian Bankers' Acceptance	June 2015	(115)	(24,417,194)	(24,414,859)	2,335
MSE 3-Month Canadian Bankers' Acceptance	September 2015	(27)	(5,729,753)	(5,729,861)	(108)
MSE 3-Month Canadian Bankers' Acceptance	December 2015	(7)	(1,485,121)	(1,484,766)	355
MSE 3-Month Canadian Bankers' Acceptance	March 2016	(7)	(1,483,712)	(1,483,712)	-
SFE 90-Day Australian Bank Accepted Bill	March 2015	(16)	(12,983,628)	(12,985,974)	(2,346)
SFE 90-Day Australian Bank Accepted Bill	June 2015	(8)	(6,494,758)	(6,495,056)	(298)
SFE 90-Day Australian Bank Accepted Bill	December 2015	(2)	(1,622,789)	(1,624,122)	(1,333)
			(421,653,209)	(419,389,790)	2,263,419
TOTAL FUTURES CONTRACTS			$417,686,546	$423,740,410	$6,053,864

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type	Percent of Total Net Assets
Commercial Paper	32.3%
Corporate Bonds	20.7%
U.S. Government and Agencies	17.9%
Certificate of Deposits	5.4%
Short-Term Investments	1.8%
Purchased Options Contracts	0.0%
Total Investments	78.1%
Other Assets in Excess of Liabilities	21.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $115,422,718)	$115,410,439
Purchased options contracts, at value (cost $28,391)	1,087
Segregated cash at Broker	18,189,080
Segregated cash at custodian	189,045
Receivables:
Unrealized appreciation on open futures contracts	9,288,481
Fund shares sold	1,086,361
Interest	81,383
Due from Broker	10,094,273
Prepaid expenses	23,494
Total assets	154,363,643

Liabilities:
Payables:
Unrealized depreciation on open futures contracts	3,234,617
Fund shares redeemed	79,496
Trading entity fees	2,772,642
Advisory fees	161,159
Subadvisory fees	7,950
Distribution fees - (Note 7)	812
Auditing Fees	73,378
Administration fees	27,922
Fund accounting fees	12,542
Interest expense	11,974
Transfer agent fees and expenses	8,774
Custody fees	5,597
Chief Compliance Officer fees	2,601
Trustees' fees and expenses	675
Accrued other expenses	104,779
Total liabilities	6,504,918

Net Assets	$147,858,725

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$132,740,682
Accumulated net investment loss	(14,306,909)
Accumulated net realized gain on investments, foreign currency transactions,
futures contracts and options contracts	23,503,653
Net unrealized appreciation (depreciation) on:
Investments	(12,629)
Foreign currency translations	(92,982)
Futures contracts	6,053,864
Purchased options contracts	(27,304)
Short-term investments	350
Net Assets	$147,858,725

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,958,369
Shares of beneficial interest issued and outstanding	387,294
Redemption price per share*	10.22
Maximum sales charge (5.50% of offering price)**	0.59
Maximum offering price to public	$10.81

Class I Shares:
Net assets applicable to shares outstanding	$143,900,356
Shares of beneficial interest issued and outstanding	14,051,062
Offering and Redemption price	$10.24

*	No sales charge on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions within 18 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

Investment Income:
Interest	$419,141
Total investment income	419,141

Expenses:
Trading entity fees	5,633,445
Advisory fees	1,983,929
Fund accounting fees	196,429
Administration fees	112,037
Interest expense	90,948
Legal fees	79,895
Subadvisory fees	79,453
Auditing fees	61,492
Transfer agent fees and expenses	60,224
Miscellaneous	56,188
Registration fees	36,160
Shareholder reporting fees	28,409
Custody fees	27,149
Chief Compliance Officer fees	25,766
Distribution fees - (Note 7)	24,273
Trustees' fees and expenses	6,397
Insurance fees	1,612

Total expenses	8,503,806
Advisory fees waived	(607,666)
Net expenses	7,896,140
Net investment loss	(7,476,999)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency,
Futures Contracts and Options Contracts:
Net realized gain (loss) on:
Investments	36,716
Foreign currency transactions	67,574
Futures contracts	23,025,277
Purchased options contracts	(555,144)
Written options contracts	147,689
Net realized gain	22,722,112
Net change in unrealized appreciation/depreciation on:
Investments	(72,256)
Foreign currency translations	(164,551)
Futures contracts	2,068,398
Purchased options contracts	1,340
Short-term investments	350
Written options contracts	(474)
Net change in unrealized appreciation/depreciation	1,832,807

Net realized and unrealized gain on investments, foreign currency,
future contracts and options contracts	24,554,919

Net Increase in Net Assets from Operations	$17,077,920

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(7,476,999)	$(3,946,681)
Net realized gain on investments, foreign currency transactions,
forward contracts, futures contracts and options contracts	22,722,112	2,474,342
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, forward contracts, futures contracts
and options contracts	1,832,807	3,326,947
Net increase in net assets resulting from operations	17,077,920	1,854,608

Distributions to Shareholders:
From net investment income:
Class A	(336,028)	-
Class I	(13,491,878)	-
From net realized gain:
Class A	(250)	(230)
Class I	(9,354)	(1,696)
Total distributions to shareholders	(13,837,510)	(1,926)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,827,571	14,770,128
Class I	101,062,632	51,793,970
Reinvestment of distributions:
Class A	198,811	197
Class I	4,727,153	1,424
Cost of shares redeemed:
Class A1	(11,988,684)	(5,731,114)
Class I2	(48,056,408)	(83,797,683)
Net increase (decrease) in net assets from capital transactions	49,771,075	(22,963,078)

Total increase (decrease) in net assets	53,011,485	(21,110,396)

Net Assets:
Beginning of period	94,847,240	115,957,636
End of period	$147,858,725	$94,847,240

Accumulated net investment loss	$(14,306,909)	$(8,322,193)

Capital Share Transactions:
Shares sold:
Class A	390,485	1,536,160
Class I	9,885,638	5,391,491
Shares reinvested:
Class A	19,530	20
Class I	463,446	145
Shares redeemed:
Class A	(1,187,416)	(602,270)
Class I	(4,807,003)	(8,811,299)
Net decrease in capital share transactions	4,764,680	(2,485,753)

[1]	Net of redemption fee proceeds of $534 and $1,372, respectively.
[2]	Net of redemption fee proceeds of $6,912 and $2,337, respectively.

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the	For the	For the	September 13, 2011*
	Year Ended	Year Ended	Year Ended	through
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of period	$9.76	$9.51	$9.68	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.74)	(0.37)	(0.40)	(0.11)
Net realized and unrealized gain (loss) on investments	2.14	0.62	0.23	(0.21)
Total from investment operations	1.40	0.25	(0.17)	(0.32)

Less Distributions:
From net investment income	(0.94)	-	-	-
From net realized gain	- [2]	- [2]	-	-
Total distributions	(0.94)	-	-	-

Redemption fee proceeds	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.22	$9.76	$9.51	$9.68

Total return[3]	14.41%	2.63%	(1.76)%	(3.20)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,958	$11,365	$2,194	$56

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expenseto average net assets	8.58%	4.92%	5.68%[5]	5.75%[5,6]
Ratio of expenses after fees waived including interest expense to average net assets	7.98%	4.33%	4.85%	4.37%[6]
Ratio of expenses after fees waived excluding interest expense to average net assets	7.89%	4.26%	4.78%	4.30%[6]
Ratio of net investment loss after fees waived including interestexpense to average net assets	(7.57)%	(3.85)%	(4.29)%	(3.87)%[6]

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.35%	2.35%	2.58%	2.55%[6]
Ratio of expenses after fees waived to average net assets	2.10%	2.10%	2.10%	2.10%[6]
Ratio of net investment loss before fees waived to average net assets	(1.94)%	(1.89)%	(1.86)%	(2.05)%[6]
Ratio of net investment loss after fees waived to average net assets	(1.69)%	(1.64)%	(1.38)%	(1.60)%[6]

Portfolio turnover rate	114%	98%	72%	18%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not include payment of a sales load of 5.50% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Ratios have been updated for additional disclosure.
[6]	Annualized.

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the	For the	For the	September 13, 2011*
	Year Ended	Year Ended	Year Ended	through
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning of period	$9.81	$9.54	$9.68	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.74)	(0.34)	(0.39)	(0.10)
Net realized and unrealized gain (loss) on investments	2.18	0.61	0.25	(0.22)
Total from investment operations	1.44	0.27	(0.14)	(0.32)

Less Distributions:
From net investment income	(1.01)	-	-	-
From net realized gain	- [2]	- [2]	-	-

Redemption fee proceeds	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.24	$9.81	$9.54	$9.68

Total return[3]	14.72%	2.83%	(1.45)%	(3.20)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,900	$83,482	$113,763	$212,616

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense to average net assets	8.33%	4.67%	5.43%[5]	5.50%[5,6]
Ratio of expenses after fees waived including interest expense to average net assets	7.73%	4.08%	4.60%	4.11%[6]
Ratio of expenses after fees waived excluding interest expense to average net assets	7.64%	4.01%	4.53%	4.05%[6]
Ratio of net investment loss after fees waived including interest expense to average net assets	(7.32)%	(3.60)%	(4.05)%	(3.61)%[6]

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.10%	2.10%	2.33%	2.30%[6]
Ratio of expenses after fees waived to average net assets	1.85%	1.85%	1.85%	1.85%[6]
Ratio of net investment loss before fees waived to average net assets	(1.69)%	(1.64)%	(1.61)%	(1.80)%[6]
Ratio of net investment loss after fees waived to average net assets	(1.44)%	(1.39)%	(1.13)%	(1.35)%[6]

Portfolio turnover rate	114%	98%	72%	18%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would of been lower had fees not been waived by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Ratios have been updated for additional disclosure.
[6]	Annualized.

See accompanying Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
State Street/Ramius Managed Futures Strategy Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 15, 2014 the Fund was known as Ramius Trading Strategies Managed Futures Fund.  The Fund’s primary investment objective seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500® Index. The Fund commenced investment operations on September 13, 2011, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary – Ramius Trading Strategies MF Ltd.
The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the State Street/Ramius Managed Futures Strategy Fund include the account of Ramius Trading Strategies MF Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The State Street/Ramius Managed Futures Strategy Fund may invest up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Ramius Trading Strategies LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “CTA”) pursuant to such CTA’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The inception date of the Subsidiary was September 20, 2011.  As of December 31, 2014, total assets of the Fund were $154,363,643, of which $31,654,881, or approximately 20.5%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c)  Segregated Cash and Due from Broker
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets which act as collateral (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits. The initial margin for futures contracts is held with Morgan Stanley & Co., LLC and can be found on the Consolidated Statement of Assets and Liabilities (“SAL”) as “Segregated cash at Broker”.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The “Due from Broker” line on the SAL consists of U.S. and foreign currency deposited at Morgan Stanley & Co., LLC used for executing trades in relation to futures contracts.

Market value of foreign currency within the above accounts totaled $942,809 (cost of $1,035,791).

(d) Forward Contracts
The Fund may utilize forward foreign currency contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written futures options contracts for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium Amount
Outstanding at December 31, 2013	(21)	$(12,287)
Options written	(729)	(160,540)
Options exercised	37	11,950
Options closed	186	20,775
Options expired	527	140,102
Outstanding at December 31, 2014	-	$-

(g)  Investment and Associated Risks
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  During the normal course of business, the Subsidiary purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Managed futures strategy/commodities risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Derivatives risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.  A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Market risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund.  Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates for foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

(h) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Trading Strategies LLC (the “Advisor”). The Advisor is registered with the CFTC as a commodity pool operator (“CPO”) and has been since prior to the Fund’s inception.  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.60% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/or pay for operating  expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2015, and may be terminated by the Trust’s Board of Trustees.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a monthly advisory fee at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary.  This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary advisory fee in the amount of $354,159 incurred and waived for the year ended December 31, 2014 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the year ended December 31, 2014, the Advisor waived $253,507 of its advisory fees for the Fund and $354,159 of its advisory fees for the Subsidiary.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to not seek reimbursement of the advisory fees waived for the Subsidiary. At December 31, 2014, the amount of these potentially recoverable expenses was $1,262,095. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2015	$735,923
2016	272,665
2017	253,507

Effective September 15, 2014, SSgA Funds Management, Inc. (“SSgA FM”), a wholly-owned subsidiary of State Street Corporation (“State Street”), has been appointed as Sub-Advisor with respect to the management of the fixed income strategy portfolio of the Fund.  SSgA FM replaced Horizon Cash Management LLC in that capacity. SSgA FM has also been appointed as Sub-Advisor with respect to the management of the Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary. William Marr and Alexander Rudin, the portfolio managers of the Fund since its September 13, 2011 inception, have become employees of SSgA FM where they continue as portfolio managers of the Fund.

Under the Sub-Advisory Agreement with respect to management of the fixed income portfolio, the Fund will pay SSgA FM an annual sub-advisory fee, calculated daily and payable monthly, on the average daily net assets of the fixed income portfolio equal to 0.0825% for the first $250 million of portfolio assets, 0.0750% for the next $250 million of portfolio assets and 0.0600% for any additional amounts over $500 million of portfolio assets.

Under the Sub-Advisory Agreement with respect to the Fund’s overall investment program, the Advisor will pay SSgA FM annual sub-advisory fees, calculated daily and payable monthly, calculated as a percentage of the “net advisory fee” received by the Advisor on a calendar year basis equal to 30% of the first $1.2 million of the net advisory fee, 50% of the next $3.8 million of the net advisory fee, and 70% of the net advisory fee above $5 million.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

During the year ended December 31, 2014, the Subsidiary engaged Aspect Capital Limited (“Aspect”), Fulcrum Asset Management Limited/Fulcrum Asset Management LLP (“Fulcrum”), IPM Informed Portfolio Management AB (“IPM”), Lynx Asset Management AB (“Lynx”) and Winton Capital Management Limited (“Winton”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with the Subsidiary, each CTA is entitled to receive a management fee, accrued daily and paid monthly, based on its assigned “Trading Level”. The “Trading Level” is defined as the Trading Advisor’s strategy exposure allocated to the CTA by the Trading Entity for such period.  Total management fees charged to the Subsidiary for the year ended December 31, 2014 ranged between 0% - 2% and are reported as “Trading entity fees” on the Consolidated Statement of Operations.

The CTAs are entitled to receive an incentive fee, payable quarterly or semi-annually (each an “Incentive Fee Calculation Date”), in respect of each of the CTA portfolios. Incentive fees are based on the “New Trading Profits” at the end of each Incentive Fee Calculation Date.  “New Trading Profits” equals the excess (if any) of the aggregate Net Asset Value of the CTA portfolio (excluding any interest income earned by the CTA) as of the current incentive Fee Calculation Date over the “High Water Mark”.  The “Net Asset Value” of the CTA portfolio is determined by deducting aggregate liabilities, including all accrued liabilities, from the total aggregate assets of the portfolio.  The “High Water Mark” (adjusted for capital contributions to, and withdrawals from, the CTA) shall be equal to the highest aggregate Net Asset Value of the portfolio after the reduction for the incentive fee then paid, as of any preceding Incentive Fee Calculation Date.  Total incentive fees charged to the Subsidiary for the year ended December 31, 2014 ranged between 0% and 20% and are reported as “Trading entity fees” on the Consolidated Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, the Subsidiary’s fund accountant and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2014, are reported on the Consolidated Statement of Operations.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 4 – Federal Income Taxes
At December 31, 2014, the cost of investments on a tax basis and gross unrealized appreciation and depreciation on investments at the Fund level for federal income tax purposes were as follows:

Cost of investments	$115,422,718

Gross unrealized appreciation	$22,762
Gross unrealized depreciation	(35,041)
Net unrealized depreciation on investments	$(12,279)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (15,304,619)	$ 15,320,189	$ (15,570)

As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	-

Net unrealized appreciation (depreciation)
Investments	(12,279)
Foreign currency translations	(92,982)
Futures contracts	6,053,864
Purchased options contracts	(27,304)
Other differences	9,196,744
Total accumulated earnings	$15,118,043

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, and other adjustments at the Subsidiary level.  These differences may or may not be utilized in future tax years.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 for the Fund was as follows:

Distribution paid from:	2014	2013
Ordinary income	$13,812,336	$-
Long-term capital gains	25,174	1,926
Total distributions paid	$13,837,510	$1,926

For the year ended December 31, 2014, the Fund utilized $2,347 of capital loss carryforwards.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation and each of the Trading Entities is treated as a “disregarded entity”.  As a result, the Subsidiary is treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary is subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary is subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount”, as defined in Section 884 of the Code, attributable to effectively connected income. The activities of the Subsidiary and the Trading Entities are conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one‘s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income in the future. The imposition of U.S. federal tax on the Subsidiary‘s effectively connected income could significantly reduce the Fund‘s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the year ended December 31, 2014, the Fund received $7,446 in redemption fees.

Note 6 – Investment Transactions
For the year ended December 31, 2014, purchases and sales of investments, excluding short-term investments and Subsidiary activity, were $44,293,355 and $59,747,553, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Consolidated Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3[2]	Total
Assets
Investments
Certificate of Deposits	$-	$8,000,221	$-	$8,000,221
Commercial Paper	-	47,739,562	-	47,739,562
Corporate Bonds	-	30,663,780	-	30,663,780
U.S. Government Agencies	-	26,399,314	-	26,399,314
Purchased Options Contracts	1,087	-	-	1,087
Short-Term Investments	2,607,562	-	-	2,607,562
Total Investments	$2,608,649	$112,802,877	$-	$115,411,526
Other Financial Instruments[1]
Futures Contracts	$9,288,481	$-	-	$9,288,481
Total Assets	$11,897,130	$112,802,877	$-	$124,700,007

Liabilities
Other Financial Instruments[1]
Futures Contracts	$3,234,617	$-	$-	$3,234,617
Total Liabilities	$3,234,617	$-	$-	$3,234,617

[1]	Other financial instruments are derivative instruments such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
[2]	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts, forward contracts and options contracts during the year ended December 31, 2014.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Consolidated Liabilities and Consolidated Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2014 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/ depreciation	Commodity contracts	$2,112,669	$(559,248)
on open futures contracts	Equity contracts	1,623,309	(365,005)
	Foreign exchange contracts	2,307,426	(435,967)
	Interest rate contracts	3,129,322	(1,751,972)
	Volatility contracts	115,755	(122,425)
Total		$9,288,481	$(3,234,617)

Purchased/written options contracts,	Commodity contracts	$-	$-
at value	Equity contracts	-	-
	Foreign exchange contracts	1,087	-
	Interest rate contracts	-	-
Total		$1,087	$-

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts
Commodity contracts	$5,969,836	$(32,125)	$-
Equity contracts	(625,083)	81,006	48,528
Foreign exchange contracts	6,905,717	(217,668)	25,016
Interest rate contracts	10,831,644	(386,357)	74,145
Volatility contracts	(56,837)	-	-
Total	$23,025,277	$(555,144)	$147,689

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts
Commodity contracts	$1,063,779	$-	$-
Equity contracts	(2,158,121)	-	-
Foreign exchange contracts	1,111,880	(19,379)	(474)
Interest rate contracts	2,059,170	20,719	-
Volatility contracts	(8,310)	-	-
Total	$2,068,398	$1,340	$(474)

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The quarterly average volumes of derivative instruments as of December 31, 2014 are as follows:

Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Written Options Contracts
Commodity contracts	493	753	12	-
Equity contracts	1,139	106	19	4
Foreign exchange contracts	658	780	43	19
Interest rate contracts	2,443	938	67	33
Volatility contracts	21	22	-	-

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s SAL presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below.  Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument / Consolidated Statement of Assets and Liabilities Category	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open futures contracts – asset receivable	$9,288,481	$(3,234,617)	$-	$6,053,864
Unrealized depreciation on open futures contracts – liability payable	3,234,617	(3,234,617)	-	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated statement of assets and liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

At a meeting of the Trust’s Board of Trustees held on December 16 and 17, 2014, upon the recommendation of the Advisor and after careful consideration, the Board unanimously  approved new trading advisory agreements (the “New Trading Advisory Agreements”) between each of PGR Capital LLP (“PGR”) and QMS Capital Management LP (“QMS,” and together with PGR the “New Trading Advisors”) and a corresponding wholly-owned subsidiary of the Subsidiary (each a “New Trading Entity” and together the “New Trading Entities”), subject to approval of each New Trading Advisory Agreement by the shareholders of the Fund.  Management of the Fund intends to seek shareholder approval of the New Trading Agreements at a shareholder meeting and will send the Fund shareholders a proxy statement in connection with such votes prior to such meeting.  The proposed appointment of either of PGR or QMS as a new Trading Advisor for the Fund will not affect the Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions.  A Special Meeting of Shareholders of the Fund will be held on March 20, 2015 to vote on 1) the appointment of PGR Capital LLP as a new Trading Advisor for the Fund and 2) the appointment of QMS Capital Management LP as a new Trading Advisor for the Fund.

As discussed in a supplement to the Fund’s prospectus dated January 6, 2015, effective January 1, 2015, the Advisor, has lowered (i) its management fee from 1.60% to 1.35% and (ii) its contractual expense caps for Class A shares and Class I shares from 2.10% and 1.85% to 1.90% and 1.65%, respectively.  With respect to the lower expense caps, the Advisor has contractually agreed to waive its fees and/or pay for operating  expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.90% and 1.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is effective until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of State Street/Ramius Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of the State Street/Ramius Managed Futures Strategy Fund (formerly Ramius Trading Strategies Managed Futures Fund) (the “Fund”), a series of Investment Managers Series Trust, including the consolidated schedule of investments, as of December 31, 2014, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and consolidated financial highlights for the each of the three years in the period then ended and for the period September 13, 2011 (commencement of operations) to December 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of State Street/Ramius Managed Futures Strategy Fund as of December 31, 2014, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and for the period September 13, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the State Street/Ramius Managed Futures Strategy Fund designates long-term capital gain dividends of $9,604 for the year ended December 31, 2014

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements, Sub-Advisory Agreements and Trading Advisory Agreements

At an in-person meeting on June 19, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the following new sub-advisory agreements (each a “Sub-Advisory Agreement”) with respect to the State Street/Ramius Managed Futures Strategy Fund series of the Trust (the “Fund”)  for initial terms of two years, subject to approval of each Sub-Advisory Agreement by the shareholders of the Fund:

•	a Sub-Advisory Agreement among Ramius Trading Strategies LLC (the “Investment Advisor”), SSgA Funds Management, Inc. (“SSgA FM”) and the Trust on behalf of the Fund with respect to the portion of the Fund’s assets that is not invested in the Fund’s managed futures strategy or used as margin for Fund investments (such portion, the “Fixed Income Portfolio”), which Sub-Advisory Agreement replaced the sub-advisory agreement then in place with Horizon Cash Management LLC (“Horizon”), and

•	a Sub-Advisory Agreement among the Investment Advisor, SSgA FM, the Trust on behalf of the Fund, and Ramius Trading Strategies MF LTD (the “Subsidiary”), a wholly-owned Cayman subsidiary of the Fund, with respect to the Fund’s investment program, including management of the assets of the Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary (collectively the “Investment Program”).

The shareholders of the Fund approved the Sub-Advisory Agreements at a meeting held on September 10, 2014, and SSgA FM began providing sub-advisory services to the Fund on September 15, 2014.

In addition, at in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board, including the Independent Trustees, reviewed and unanimously approved the renewal of the following agreements for additional one-year terms:

•	the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to the Fund,

•	the Investment Advisory Agreement (the “Subsidiary Agreement”) between the Subsidiary and the Investment Advisor, and

•	the Trading Advisory Agreements (the “Trading Advisory Agreements”) between each of Aspect Capital Limited, Fulcrum Asset Management Limited and Fulcrum Asset Management LLP, IPM Informed Portfolio Management AB, Lynx Asset Management AB, and Winton Capital Management Limited (each a “Trading Advisor” and collectively the “Trading Advisors”) and a corresponding wholly-owned subsidiary of the Subsidiary (each a “Trading Entity” and collectively the “Trading Entities”), each of which invests solely in commodity interests.

Finally, at an in-person meeting held on December 16-17, 2014, the Board reviewed and unanimously  approved new trading advisory agreements (the “New Trading Advisory Agreements”) between each of PGR Capital LLP (“PGR”) and QMS Capital Management LP (“QMS,” and together with PGR the “New Trading Advisors”) and a corresponding wholly-owned subsidiary of the Subsidiary (each a “New Trading Entity” and together the “New Trading Entities”), subject to approval of each New Trading Advisory Agreement by the shareholders of the Fund.  Management of the Fund intends to seek shareholder approval of the New Trading Agreements at a shareholder meeting and will send the Fund shareholders a proxy statement in connection with such votes prior to such meeting.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Sub-Advisory Agreements, the Advisory Agreement, the Subsidiary Agreement, the Trading Advisory Agreements and the New Trading Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.”  In approving renewal of the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that approval or renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders.

Sub-Advisory Agreements

Background

In advance of the June meeting, the Board received information about the Fund and each Sub-Advisory Agreement from the Investment Advisor and SSgA FM, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of SSgA FM; information regarding the background and experience of relevant SSgA FM personnel who would be providing services to the Fund and the Subsidiary;  reports of the relative performance over various time periods of mutual funds managed by SSgA FM using the same investment strategies and investment style SSgA FM would use in managing the Fixed Income Portfolio; reports comparing performance of the Fund with returns of the NewEdge CTA Index and the Bank of America Merrill Lynch US Treasury Bill 3-Month Index; information about advisory fees charged by SSgA FM to other investment advisory clients; and information about SSgA FM’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each Sub-Advisory Agreement.  No representatives of the Investment Advisor or SSgA FM were present during the Board’s consideration of the Sub-Advisory Agreements.

In approving each Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered that although SSgA FM currently managed no client assets using the same investment strategies it would use to manage the managed futures portion of the Fund, William Marr and Alexander Rudin, the portfolio managers of the Fund since its inception, planned to resign from the Investment Advisor and join SSgA FM as portfolio managers of the Fund’s Investment Program upon the approval of the appointment of SSgA FM as the Fund’s sub-advisor by the Fund’s shareholders.  The Board reviewed the performance of the Fund and noted that although Class I shares of the Fund had underperformed the Bank of America Merrill Lynch US Treasury Bill 3-Month Index for the one- and two-year periods ended March 31, 2014, by 1.71% and 0.25%, respectively, the Fund had outperformed the NewEdge CTA Index for both periods.

The Board also reviewed the performance returns of various funds managed by SSgA FM using the same strategies it would use to manage the Fixed Income Portfolio for one-, three-, five- and in some cases ten-year periods ended April 30, 2014, and determined that the returns for those funds were satisfactory.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services proposed to be provided by SSgA FM to the Fund.  In doing so, the Board considered the specific responsibilities SSgA FM would have for management of the Fund as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund.  The Board also considered the overall quality of SSgA FM’s organization and operations and SSgA FM’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that SSgA FM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties to the Fund under each proposed Sub-Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by SSgA FM to the Fund would be satisfactory.

In addition, the Board considered the overall quality of the oversight services proposed to be provided by the Investment Advisor to the Fund in monitoring the activities of SSgA FM.  The Board noted its familiarity with the capabilities, operations and policies of the Investment Advisor as investment advisor to the Fund, and of the Investment Advisor’s affiliate as investment advisor to various other series of the Trust, and the Board and Independent Trustees concluded that the nature, quality and extent of the Investment Advisor’s services would be satisfactory.

Sub-Advisory Fees and Economies of Scale
In reviewing the expected effect of SSgA FM’s sub-advisory fees on the Fund, the Board noted that the Investment Advisor would pay out of its advisory fees SSgA FM’s sub-advisory fee for managing the Investment Program.  The Board also noted that the sub-advisory fees paid by the Fund to SSgA FM for managing the Fixed Income Portfolio would be lower than the sub-advisory fees being paid by the Fund to Horizon, the sub-advisor managing the Fixed Income Portfolio at that time, for similar services (a maximum of 0.0825% per year of the average daily net assets of the Fixed Income Portfolio rather than 0.11% per year).

The Board reviewed information regarding the sub-advisory fees to be charged by SSgA FM with respect to the Fund, and considered the relative levels and types of services to be provided by the Investment Advisor and SSgA FM to the Fund.  With respect to the Investment Program, the Board considered the services the Investment Advisor would continue to provide as the Fund’s investment advisor, including among other services, operational due diligence, legal, compliance and back office operations support, as well as assistance with risk management and the design and enforcement of investment guidelines.  The Board noted that the proposed sub-advisory fees with respect to the Investment Program would increase as the Fund’s assets increase, and considered the Investment Advisor’s expectation that as the Fund’s assets increase, SSgA FM’s relative responsibilities, which include recommending and performing investment due diligence with respect to Trading Advisors, would increase.  The Board noted that SSgA FM does not provide advisory services to any other clients using the Fund’s managed futures strategy and therefore the Board did not have a good basis of comparison with other SSgA FM clients for evaluating SSgA FM’s sub-advisory fees for managing the Investment Program.  With respect to the Fixed Income Portfolio, the Board noted that the sub-advisory fees proposed to be charged by SSgA FM to the Fund were within the range of fees charged by SSgA FM to other mutual funds it manages, and that SSgA FM’s fees were lower than the fees currently charged by Horizon for managing the Fixed Income Portfolio.

The Board also considered the benefits to be received by SSgA FM as a result of its relationship with the Fund (other than sub-advisory fees paid to SSgA FM), including research provided to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that SSgA FM’s sub-advisory fees with respect to the Fixed Income Portfolio included fee breakpoints, which would enable the Fund’s shareholders to benefit from economies of scale with respect to those sub-advisory fees.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that the compensation payable to SSgA FM under each Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services SSgA FM would provide to the Fund and the Subsidiary.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each Sub-Advisory Agreement, subject to approval by the Fund’s shareholders.

Advisory Agreement, Subsidiary Agreement and Trading Advisory Agreements

Background

In advance of the August and September meetings, the Board received information about the Fund, the Subsidiary, the Trading Entities, and the Fund Advisory Agreements from the Investment Advisor, the Trading Advisors and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Trading Advisors; information regarding the background and experience of relevant personnel providing services to the Fund, the Subsidiary and the Trading Entities; reports comparing performance of the Fund with returns of the NewEdge CTA Index, the Bank of America Merrill Lynch US Treasury Bill 3-Month Index, and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Commodities Broad Basket fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Managed Futures fund universe (the “Expense Universe”); and information about the Investment Advisor’s and Trading Advisors’ policies and procedures, including their compliance manuals and brokerage and trading procedures, as applicable.

The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. Furthermore, at the August meeting the Board was aware of its previous approval of SSgA FM as sub-advisor to the Fund, and at the September meeting the Board was aware that the Fund’s shareholders had approved the Sub-Advisory Agreements and that SSgA FM had recently begun to provide sub-advisory services to the Fund.  No representatives of the Investment Advisor or the Trading Advisors were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of the Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Ramius Trading Strategies LLC

Nature, Extent and Quality of Services
The Trustees considered information included in the meeting materials regarding the performance of the Fund, in addition to information they had previously reviewed at their June 2014 meeting in connection with their consideration of the Sub-Advisory Agreements with SSgA FM. The Board observed that the materials they reviewed indicated that the total return of the Fund for the one-year period was above the Performance Peer Group median return, the Performance Universe median return, the return of the NewEdge CTA Index and the return of the Bank of America Merrill Lynch US Treasury Bill 3-Month Index.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund and the Subsidiary.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund and the Subsidiary, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund and the Subsidiary.  The Board also considered the respective roles of the Investment Advisor, SSgA FM and the Trading Advisors, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees SSgA FM and the Trading Advisors with respect to the Fund’s operations, including monitoring the investment and trading activities of the Trading Advisors, and monitoring the Fund’s compliance with its investment policies.  The Board also considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided and proposed to be provided by the Investment Advisor to the Fund and the Subsidiary are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were above the Expense Peer Group median by 0.175% and above the Expense Universe median by 0.35%.  The Board noted, however, that during the year ended June 30, 2014, the Investment Advisor had waived a portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee.  The Trustees also considered that the Investment Advisor does not manage assets for any other client assets using the same strategies as those of the Fund, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor.  The Board noted that the Subsidiary pays the Investment Advisor compensation at the same fee rate as that of the Fund, but that the Investment Advisor has agreed to waive advisory fees with respect to the Fund in an amount equal to the fees it receives from the Subsidiary, so that the Investment Advisor does not receive multiple management fees with respect to the Fund’s assets.  The Trustees also considered the Investment Advisor’s services to the Fund as the Fund’s investment advisor, including among other services, operational due diligence, legal, compliance and back office operations support, as well as assistance with risk management and the design and enforcement of investment guidelines.

In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the Expense Peer Group median by 2.26% and higher than the Expense Universe median by 2.38%.  The Trustees considered that the Fund’s total expenses included the expenses of the Trading Entities, which are underlying wholly-owned limited liability companies in which the Fund indirectly invests, including the management and performance fees of the Trading Advisors managing the Trading Entities; that other funds in the Fund’s Peer Group were structured differently and did not reflect similar expenses in their total expense ratios; and that without those underlying expenses, the Fund’s total expenses (net of fee waivers) were only 0.10% above the Expense Peer Group median and 0.22% above the Performance Universe median.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement and the Subsidiary Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund and the Subsidiary.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a portion of its fees, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement and the Subsidiary Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement and the Subsidiary Agreement.

Trading Advisors

Nature, Extent and Quality of Services
The Board’s observations with respect to the Fund’s performance are described above.  The Board reviewed information provided by the Investment Advisor regarding the performance of the Trading Entity managed by each Trading Advisor, noting that the Investment Advisor was satisfied with the performance of each Trading Advisor.  The Board observed that the materials they reviewed indicated as follows:

•	Since the Fund’s inception in 2011, the investment performance of a representative account of the Aspect Capital Limited ("Aspect") Diversified program, which account is an investment fund (the "Representative Account") managed by Aspect using the same strategies it uses to manage its Trading Entity, was higher than the Barclays CTA Index returns for the year-to-date period ended August 31, 2014, and in 2011 and the S&P 500 Index return in 2011, but was lower than the S&P 500 Index returns by a range of 4.9% to 36.8% and the Barclays CTA Index returns by 3.0% to 9.0% in other years. The annualized return of the Representative Account was higher than the S&P 500 Index and the Barclays CTA Index returns for the period since the inception of the Representative Account in 1999. Aspect has indicated that the results of the Representative Account differ from the results of other segregated accounts that trade the Diversified program, including as a result of differences in fees charged, expenses incurred (brokerage fees and commissions and third party distribution costs), interest income earned and instruments that are traded.
•	Since the Fund’s inception, the investment performance of an account managed by Fulcrum Asset Management Limited (“Fulcrum”) using the same strategies it uses to manage its Trading Entity was higher than the Barclays CTA Index returns in 2013 and 2012, but was lower than the Barclays CTA Index returns by 4.4% to 10.7% in other years and was lower than the S&P 500 Index returns in all years by a range of 9.6% to 27.1%. The annualized return of such account was slightly lower (by 0.01%) than the Barclays CTA Index return and lower than the S&P 500 Index return by 4.9% for the period since January 2007.
•	Since the Fund’s inception, the investment performance of an account managed by IPM Informed Portfolio Management AB (“IPM”) using the same strategies it uses to manage its Trading Entity was higher than the Barclays CTA Index returns for the year-to-date period ended August 31, 2014, in 2013 and 2012, and the S&P 500 Index return for the period year-to-date in 2014, but was lower than the S&P 500 Index returns by a range of 6.2% to 31.2% for other years and the Barclays CTA Index return by 5.0% in 2011. The annualized return of such account was higher than the S&P 500 Index return and the Barclays CTA Index return for the period since January 2007.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	Since the Fund’s inception, the investment performance of an account managed by Lynx Asset Management AB (“Lynx”) using the same strategies it uses to manage its Trading Entity was higher than the Barclays CTA Index returns for the year-to-date period ended August 31, 2014, in 2013 and 2011, but was lower than the Barclays CTA Index return by 4.8% in 2012 and lower than the S&P 500 Index returns by a range of 0.5% to 22.5% in all years. The annualized return of such account was higher than the S&P 500 Index return and the Barclays CTA Index return for the period since the account’s first full year of trading in 2001.
•	Since the Fund’s inception, the composite investment performance of accounts managed by Winton Capital Management Limited (“Winton”) using the same strategies it uses to manage its Trading Entity was higher than the Barclays CTA Index returns for the year-to-date period ended August 31, 2014, 2013 and 2011, and higher than the S&P 500 Index return in 2011, but was lower than the Barclays CTA Index return by 1.8% in 2012 and lower than the S&P 500 Index returns by a range of 7.3% to 23% for other years. The annualized composite return was higher than the S&P 500 Index and the Barclays CTA Index for the period since the inception of the composite in 1998. Winton has indicated that the performance figures above are representative of performance of segregated accounts following the Winton Diversified Trading program, and performance of any particular account may differ from the results of other segregated accounts that trade the program, including as a result of differences in fees charged, expenses incurred (brokerage fees and commissions and third party distribution costs), interest income earned and instruments that are traded.

The Board also considered the overall quality of services provided by the Trading Advisors to the Fund.  In doing so, the Board considered the Trading Advisors’ specific responsibilities in management of the Trading Entities, including the Trading Advisors’ day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Trading Entities.  The Board also considered the overall quality of the Trading Advisors’ organizations and operations and the Trading Advisors’ compliance structures and compliance procedures.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by each Trading Advisor to the Fund through the Trading Entity it manages were satisfactory.

Advisory Fees and Other Benefits
The Board reviewed information regarding the advisory fees charged by each Trading Advisor with respect to the Fund and observed that those fees seemed reasonable and consistent with the fees charged by the Trading Advisors to their other clients. The Board noted that each Trading Advisor is paid by the Trading Entity (which is a wholly-owned subsidiary of the Subsidiary) that it manages.  The Board also considered the potential benefits received by each Trading Advisor as a result of its relationship with the Fund (other than the fees paid to the Trading Advisor), including research services that may be made available to it by broker-dealers or commodity futures merchants providing execution services for the Trading Entity it manages, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board and the Independent Trustees concluded that the compensation payable to each Trading Advisor under its Trading Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Trading Advisor provides to the Fund through its Trading Entity.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Trading Advisory Agreements is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Trading Advisory Agreement.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

New Trading Advisory Agreements

Background

In advance of the December meeting, the Board received information about the Fund, the New Trading Advisors and each proposed New Trading Advisory Agreement from the Investment Advisor, SSgA FM, the New Trading Advisors, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of PGR and QMS; information regarding the background and experience of relevant personnel who would be providing services to the Fund through the New Trading Entities; reports of the relative performance over various time periods of certain accounts managed by PGR and QMS using investment strategies similar to those they would use in managing the assets of their respective Trading Entities;  information about fees charged by PGR and QMS to other clients; and information about PGR’s and QMS’ policies and procedures, including their compliance manuals and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each proposed New Trading Advisory Agreement.

In approving each New Trading Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board reviewed the performance returns for periods ended October 31, 2014, of certain accounts managed by PGR and QMS using strategies similar to those they would use to manage the assets of their corresponding New Trading Entities.  The Board observed that the returns of the PGR accounts exceeded the returns of the Barclays CTA Index in 2013, 2011, 2010, and 2009, although the PGR accounts had underperformed relative to the Index in 2014 (by one basis point) and 2012 (by 1,280 basis points).  The Board also observed that the returns of the PGR accounts had exceeded the return of the S&P 500 Index in 2011, but were less than the returns of the Index for every other year since 2009 (by a range of one basis point to 3,050 basis points).  In considering PGR’s performance, the Board considered explanations by Ramius and SSgA FM that PGR uses a trend-following investment strategy; that the period since PGR’s inception in 2009 had been a relatively difficult period for such strategies; and that the Barclays CTA Index is a more meaningful benchmark than the S&P 500 Index for measuring the performance of the PGR accounts.

With respect to QMS, the Board observed that the returns of the QMS accounts exceeded the returns of the Barclays CTA Index in 2013, 2012 and 2011, although the returns of the accounts were less than the returns of the Index in 2014 and 2010 (by 220 basis points and 130 basis points, respectively). The Board also observed that the returns of the QMS accounts exceeded the returns of the S&P 500 Index in 2011, but were less than the returns of the Index for every other year since 2010 (by a range of 500 basis points to 950 basis points).  In considering the performance of the QMS accounts, the Board noted that Ramius and SSgA FM considered the Barclays CTA Index to be a more meaningful benchmark than the S&P 500 Index for measuring such performance.

The Board also considered the overall quality of services proposed to be provided by each of PGR and QMS to its respective New Trading Entity.  In doing so, the Board considered the specific responsibilities each of PGR and QMS would have for management of the New Trading Entity as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the New Trading Entity.  The Board also considered the overall quality of PGR’s and QMS’ organizations and operations and their compliance structures.  Based on its review, the Board and the Independent Trustees concluded that each of PGR and QMS had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties to its New Trading Entity under its proposed New Trading Advisory Agreement.  The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by each of PGR and QMS to its New Trading Entity would be satisfactory.

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In addition, the Board considered its familiarity with the overall quality of the oversight services provided by Ramius and SSgA FM to the Fund in monitoring the activities of the current Trading Advisors, and the Board and Independent Trustees concluded that the nature, quality and extent of such services provided with respect to PGR and QMS would be satisfactory.

Fees and Economies of Scale
The Board reviewed information regarding the fees to be charged by each of PGR and QMS with respect to its New Trading Entity, and observed that such fees were reasonable and consistent with the fees charged by the Trading Advisors to other Trading Entities and by PGR and QMS to their other clients.  The Board and the Independent Trustees concluded that the compensation payable to each of PGR and QMS under its proposed New Trading Advisory Agreement was fair and reasonable in light of the nature and quality of the services it was expected to provide to its New Trading Entity.

The Board also considered the potential benefits received by each of PGR and QMS as a result of its relationship with the Fund (other than the fees paid to it), including research services that may be made available to it by broker-dealers or commodity futures merchants providing execution services for the New Trading Entity it would manage, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  They also noted that although the proposed trading advisory fees did not include fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each New Trading Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each New Trading Advisory Agreement.

State Street/Ramius Managed Futures Strategy Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/14	12/31/14	7/1/14 – 12/31/14
Class A	Actual Performance	$1,000.00	$1,147.60	$66.82
	Hypothetical (5% annual return before expenses)	1,000.00	962.98	61.08
Class I	Actual Performance	1,000.00	1,148.40	53.62
	Hypothetical (5% annual return before expenses)	1,000.00	975.29	49.30

*	Expenses are equal to the Fund’s annualized expense ratio of 12.34% and 9.90% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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State Street/Ramius Managed Futures Strategy Fund
a series of Investment Managers Series Trust

Investment Advisor
Ramius Trading Strategies LLC
599 Lexington Avenue
 New York, New York 10022

Sub- Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
State Street/Ramius Managed Futures Strategy Fund – Class A	RTSRX	461 418 410
State Street/Ramius Managed Futures Strategy Fund – Class I	RTSIX	461 418 394

Privacy Principles of the State Street/Ramius Managed Futures Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the State Street/Ramius Managed Futures Strategy Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

State Street/Ramius Managed Futures Strategy Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (877) 6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$34,000	$33,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2, 500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/9/2015